HIOSCAR.COM Oscar Health, Inc. First Quarter 2021 Earnings Presentation May 13, 2021 Cover with Illustrations

HIOSCAR.COM 2 Safe Harbor Statement and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements about our financial outlook and estimates, including direct policy premiums, medical loss ratio, administrative expense ratio and other financial performance, and the related underlying assumptions, our business and financial prospects, general and healthcare industry market conditions and trends, and our management’s plans and objectives for future operations, expectations and business strategy. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond our control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations, and the response by governments and other third parties; our ability to retain and expand our member base; our ability to execute our growth strategy; our ability to maintain or enter into new partnerships or collaborations with healthcare industry participants; negative publicity, unfavorable shifts in perception of our digital platform or other member service channels; our ability to achieve and/or maintain profitability in the future; changes in federal or state laws or regulations, including changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, as amended (collectively, the “ACA”) and any regulations enacted thereunder; our ability to accurately estimate our incurred claims expenses or effectively manage our claims costs or related administrative costs, including as a result of fluctuations in medical utilization rates due to the impact of COVID-19; our ability to comply with ongoing regulatory requirements and applicable performance standards, including as a result of our participation in government-sponsored programs, such as Medicare; changes or developments in the health insurance markets in the United States, including passage and implementation of a law to create a single-payer or government-run health insurance program; our ability to comply with applicable privacy, security, and data laws, regulations, and standards; our ability to maintain key in-network providers and good relations with the physicians, hospitals, and other providers within and outside our provider networks, or to arrange for the delivery of quality care; unfavorable or otherwise costly outcomes of lawsuits and claims that arise from the extensive laws and regulations to which we are subject; unanticipated results of risk adjustment programs; delays in our receipt of premiums; disruptions or challenges to our relationship with the Oscar Medical Group; cyber-security breaches of our and our partners’ information and technology systems; unanticipated changes in population morbidity and large-scale changes in health care utilization; and the other factors set forth under the caption “Risk Factors” in our prospectus dated March 2, 2021, filed with the Securities and Exchange Commission (“SEC”) pursuant to Rule 424(b) and our other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements made in this presentation. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. This presentation presents Adjusted EBITDA, a non-GAAP financial metric, which is provided as a complement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of such non-GAAP financial information to the most directly comparable GAAP financial measure is provided at the end of this presentation.

HIOSCAR.COM 3 Continued Strong YoY Membership Growth in 1Q21 ● Total quarter end membership increased 29% YoY to 542,200 in 1Q21 from 420,600 in 1Q20 ● Membership growth was primarily driven by growth in the Individual book of business during the Open Enrollment and Special Enrollment Periods, as well as Medicare Advantage growth and Cigna + Oscar growth Total Membership 29%

HIOSCAR.COM 4 44% Premium Growth Exceeded Membership Growth in 1Q21 ● Direct and Assumed Policy Premiums increased 44% YoY driven by membership growth and business mix shift to higher premium Silver and MA plans Direct and Assumed Policy Premiums (millions)

HIOSCAR.COM 5 1Q21 Premiums Earned Up ~4x Driven by Reduced Quota Share Premiums Earned (millions) 1Q21 Premiums Walk (millions) 332% ($242M) Quota Share as % of Premiums before Ceded: 83% 43%

HIOSCAR.COM 6 We’ve Restructured Our Quota Share Reinsurance Program ● We’ve restructured our quota share reinsurance program following the IPO ● Reduced quota share cession rate to 43% of premiums in 1Q21, compared with 77% in FY20 and 55% in FY19 Quota Share as % of Premiums before Ceded Reinsurance

HIOSCAR.COM 7 1Q21 InsuranceCo Combined Ratio Improved 1,040 bps YoY ● InsuranceCo Combined Ratio (the sum of MLR + InsuranceCo Administrative Expense Ratio) improved 1,040 bps YoY to 94.2% ● The lower Combined Ratio was driven by higher YoY underwriting margin, fixed operating leverage, scale efficiencies, and the repeal of the HIF 1Q20 - 1Q21 InsuranceCo Combined Ratio Walk

HIOSCAR.COM 8 1Q21 MLR Improved 670 bps YoY; ~Flat to Normalized Excluding 2020 Reserve Build ● 1Q20 MLR included reserve strengthening ○ The adjusted MLR would have been 75.2% in 1Q20 excluding the non-recurring items ● 1Q21 MLR of 74.4% benefitted from modest favorable prior period development ○ Excluding the impact from PPD, MLR would have been largely in-line YoY 1Q20 - 1Q21 Medical Loss Ratio Walk

HIOSCAR.COM 9 1Q21 InsuranceCo Admin Ratio Improved 380 bps YoY ● InsuranceCo Administrative Expense Ratio decreased 380 bps YoY to 19.8% ● The lower Admin Ratio was primarily driven by fixed operating leverage, scale efficiencies, and repeal of the HIF, partially offset by new business expenses 1Q20 - 1Q21 InsuranceCo Administrative Expense Ratio Walk

HIOSCAR.COM 10 Adjusted EBITDA Loss Meaningfully Narrows in 1Q21 ● Adjusted EBITDA(1) loss decreased $60M YoY in 1Q21 to ($26M) ● The decrease in Adjusted EBITDA loss was driven by increased underwriting, lower quota share cession rate, premium deficiency reserve amortization, and the repeal of the HIF ● These benefits were partially offset by higher expenses driven by membership and G&A expenses 1Q20 - 1Q21 Adjusted EBITDA Walk (millions) (1) Adjusted EBITDA is a non-GAAP financial measure. See “Appendix” for a reconciliation to net loss. Net loss for 1Q21 was ($87M) vs ($97M) for 1Q20

HIOSCAR.COM 11 Full-Year 2021 Outlook Low Direct & Assumed Policy Premiums $3,075B Medical Loss Ratio 84.0% InsuranceCo Admin Ratio 22.5% Combined Ratio 107% High $3,175B 86.0% 23.5% 109% Adjusted EBITDA(1) ($380M) ($350M) (1) Oscar has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net loss within this presentation because Oscar is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to, stock-based compensation expense. These items, which could materially affect the computation of forecasted GAAP net loss, are inherently uncertain and depend on various factors, some of which are outside of Oscar’s control. As such, any associated estimate and its impact on GAAP net loss could vary materially. For more information regarding Adjusted EBITDA, please see “Key Operating and Non-GAAP Metrics” in our press release announcing our results for the three months ended March 31, 2021.

HIOSCAR.COM 12 Appendix: Adjusted EBITDA GAAP Reconciliation March 31, 2021* March 31, 2020* Net loss $ (87,371) $ (96,879) Interest expense 3,697 - Income tax expense 965 931 Depreciation and amortization 3,403 2,544 Stock-based compensation/warrant expense 31,972 7,236 Other non-recurring items 21,076 - Adjusted EBITDA $ (26,258) $ (86,168) Three Months Ended *(in thousands)